Credit Suisse Asset Management Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Asset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended December 31, 2008

Portfolio:                   Credit Suisse Asset Management Income Fund
Security:                    Targa Res Partners
Date Purchased:              6/12/2008
Price Per Share:             $100.00
Shares Purchased
by the Portfolio *:          275
Total Principal Purchased
by the Portfolio *:          $275,000.00
% of Offering Purchased
by the Portfolio:            0.00%
Broker:                      JPMorgan Chase
Member:                      Joint Lead Manager


Portfolio:                   Credit Suisse Asset Management Income Fund
Security:                    Ply Gem Industry
Date Purchased:              6/2/2008
Price Per Share:             $99.07
Shares Purchased
by the Portfolio *:          50
Total Principal Purchased
by the Portfolio *:          $49,536.00
% of Offering Purchased
by the Portfolio:            0.00%
Broker:                      UBS
Member:                      Joint Lead Manager


Portfolio:                   Credit Suisse Asset Management Income Fund
Security:                    El Paso Natural Gas
Date Purchased:              5/22/2008
Price Per Share:             $100.00
Shares Purchased
by the Portfolio *:          525
Total Principal Purchased
by the Portfolio *:          $525,000.00
% of Offering Purchased
by the Portfolio:            0.00%
Broker:                      Deutsche Bank
Member:                      Joint Co-Manager


Portfolio:                   Credit Suisse Asset Management Income Fund
Security:                    Chesapeake Energy Corp.
Date Purchased:              5/20/2008
Price Per Share:             $98.87
Shares Purchased
by the Portfolio *:          215
Total Principal Purchased
by the Portfolio *:          $214,731.25
% of Offering Purchased
by the Portfolio:            0.00%
Broker:                      KBC Financial
Member:                      Joint Lead Manager


Portfolio:                   Credit Suisse Asset Management Income Fund
Security:                    Markwest Energy Part/Fin
Date Purchased:              4/10/2008
Price Per Share:             $99.18
Shares Purchased
by the Portfolio *:          350
Total Principal Purchased
by the Portfolio *:          $347,140.50
% of Offering Purchased
by the Portfolio:            0.00%
Broker:                      JPMorgan Chase
Member:                      Joint Co-Manager